AIG CHILDREN'S WORLD FUND-2005

               Supplement dated December 23, 1996 to Prospectus
                           dated September 21, 1995,
                     as Supplemented through June 28, 1996

            AIG All Ages Funds, Inc. (the "Company") has determined to extend the limited offering period for shares of the AIG Children's World Fund-2005 series of the Company. The offering period is now scheduled to end on September 30, 1997, or such other period as the Board of Directors of the Company at its discretion may determine. Accordingly, the Prospectus is hereby amended as follows: on pages 2, 8 and 27, the references to December 31, 1996 are changed to September 30, 1997.






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